 THE DIRECTOR (SERIES VIII/VIIIR)                           FILE NO. 333 -101923
 THE BB&T DIRECTOR (SERIES III/IIIR)                        FILE NO. 333 -101923
 AMSOUTH VARIABLE ANNUITY (SERIES III/IIIR)                 FILE NO. 333 -101923
 THE DIRECTOR SELECT (SERIES III/IIIR)                      FILE NO. 333 -101923
 THE DIRECTOR CHOICE (SERIES III/IIIR)                      FILE NO. 333 -101923
 THE HUNTINGTON DIRECTOR (SERIES II/IIR)                    FILE NO. 333 -101923
 FIFTH THIRD DIRECTOR (SERIES II/IIR)                       FILE NO. 333 -101923
 WELLS FARGO DIRECTOR (SERIES II/IIR)                       FILE NO. 333 -101923
 DIRECTOR ULTRA                                             FILE NO. 333 -101923
 DIRECTOR EPIC (SERIES I/IR)                                FILE NO. 333 -105252
 DIRECTOR ACCESS (SERIES II/IIR)                            FILE NO. 333 -101934
 DIRECTOR CHOICE ACCESS (SERIES II/IIR)                     FILE NO. 333 -101934
 THE DIRECTOR EDGE (SERIES II/IIR)                          FILE NO. 333 -101938
 THE DIRECTOR PLUS (SERIES II/IIR)                          FILE NO. 333 -101944
 AMSOUTH VARIABLE ANNUTY PLUS (SERIES II/IIR)               FILE NO. 333 -101944
 THE DIRECTOR SELECT PLUS (SERIES II/IIR)                   FILE NO. 333 -101944
 DIRECTOR EPIC PLUS                                         FILE NO. 333 -105253
 THE DIRECTOR OUTLOOK (SERIES II/IIR)                       FILE NO. 333 -101950
 BB&T DIRECTOR OUTLOOK (SERIES II/IIR)                      FILE NO. 333 -101950
 AMSOUTH VARIABLE ANNUTY OUTLOOK (SERIES II/IIR)            FILE NO. 333 -101950
 DIRECTOR SELECT OUTLOOK (SERIES II/IIR)                    FILE NO. 333 -101950
 HUNTINGTON DIRECTOR OUTLOOK (SERIES II/IIR)                FILE NO. 333 -101950
 CLASSIC DIRECTOR OUTLOOK (SERIES II/IIR)                   FILE NO. 333 -101950
 WELLS FARGO DIRECTOR M OUTLOOK (SERIES II/IIR)             FILE NO. 333 -101950
 DIRECTOR EPIC OUTLOOK (SERIES I/IR)                        FILE NO. 333 -105266
 THE DIRECTOR (SERIES VII/VIIR)                             FILE NO. 333 -069485
 THE BB&T DIRECTOR (SERIES II/IIR)                          FILE NO. 333 -069485
 AMSOUTH VARIABLE ANNUITY (SERIES II/IIR)                   FILE NO. 333 -069485
 THE DIRECTOR SELECT (SERIES II/IIR)                        FILE NO. 333 -069485
 THE DIRECTOR CHOICE (SERIES II/IIR)                        FILE NO. 333 -069485
 THE HUNTINGTON DIRECTOR (SERIES I/IR)                      FILE NO. 333 -069485
 THE DIRECTOR SOLUTION (SERIES I/IR)                        FILE NO. 333 -069485
 DIRECTOR PREFERRED (SERIES I/IR)                           FILE NO. 333 -069485
 DIRECTOR ELITE (SERIES I/IR)                               FILE NO. 333 -069485
 THE WACHOVIA DIRECTOR (SERIES I/IIR)                       FILE NO. 333 -069485
 FIFTH THIRD DIRECTOR (SERIES I/IR)                         FILE NO. 333 -069485
 DIRECTOR CLASSIC (SERIES I/IR)                             FILE NO. 333 -069485

                              SEPARATE ACCOUNT TWO
                        HARTFORD LIFE INSURANCE COMPANY

     SUPPLEMENT DATED NOVEMBER 16, 2006 TO THE PROSPECTUS DATED MAY 1, 2006

             SUPPLEMENT DATED NOVEMBER 22, 2006 TO YOUR PROSPECTUS

HARTFORD SMALLCAP GROWTH HLS FUND:

At a special meeting of the Shareholders held on October 24, 2006, shareholders of Hartford SmallCap Growth HLS Fund approved a sub-advisory agreement between HL Advisors, LLC, the Hartford SmallCap Growth HLS Fund's investment adviser, and Hartford Investment Management Company to take effect on or about November 13, 2006, pursuant to which Hartford Investment Management Company will serve as an additional sub-adviser to the Hartford SmallCap Growth HLS Fund.

As a result, in the table under the section entitled "The Funds," Hartford Investment Management Company is added as an additional sub-adviser for the Hartford SmallCap Growth HLS Fund.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6054

             SUPPLEMENT DATED NOVEMBER 22, 2006 TO YOUR PROSPECTUS

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement resolving the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Pursuant to the terms of the Order, The Hartford agreed to pay $55 million which was distributed to funds that participated in The Hartford's directed brokerage program. The costs associated with the settlement had already been accounted for in reserves established by The Hartford.

IN THE SECTION ENTITLED "THE CONTRACT," THE FOURTH SENTENCE IN THE SECOND PARAGRAPH UNDER THE HEADING "CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?" IS DELETED AND REPLACED WITH THE FOLLOWING:

Unless otherwise required by state law, we do not refund any fees or charges deducted during this period.

THE LAST TWO SENTENCES OF THE SECOND PARAGRAPH UNDER "LEGAL MATTERS" ARE
DELETED.

THE FIFTH PARAGRAPH IN THE SECTION ENTITLED "LEGAL MATTERS" IS DELETED AND REPLACED WITH THE FOLLOWING:

On May 10, 2006, The Hartford entered into a settlement with the New York Attorney General's Office and the Connecticut Attorney General's Office regarding The Hartford's use of expense reimbursement agreements in its terminal and maturity funding group annuity business. Under the terms of the settlement, The Hartford will pay $20 million, of which $16.1 million will be paid to certain plan sponsors that purchases terminal or maturity funding annuities between January 1, 1998 and December 31, 2004. The remaining balance of $3.9 million will be divided equally between the states of New York and Connecticut. The costs associated with the settlement have already been accounted for with reserves previously established by The Hartford. As part of the settlement, The Hartford will accept a three-year prohibition on the use of contingent compensation in its terminal and maturity funding group annuity line of business.

To date, the SEC's and the New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of September 25, 2006, Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life.

THE LAST PARAGRAPH IN THE "LEGAL MATTERS" SECTION IS DELETED AND REPLACED WITH THE FOLLOWING:

The Hartford does not expect any of these actions to result in a material adverse effect on the Separate Accounts or on the HLS Funds that serve as underlying investments for these accounts.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6059